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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported):  January 4, 1996

Commission file number:                    Commission file number:
1-6828                                     1-7959

STARWOOD LODGING TRUST                     STARWOOD LODGING CORPORATION
(Exact name of registrant as               (Exact name of registrant as
specified in its charter)                  specified in its charter)

Maryland                                   Maryland
(State or other jurisdiction               (State or other jurisdiction
of incorporation or organization)          of incorporation or organization)

52-0901263                                 52-1193298
(I.R.S. employer identification            (I.R.S. employer identification
number)                                    number)

11845 W. Olympic Blvd., Suite 550          11845 W. Olympic Blvd., Suite 560
Los Angeles, California  90064             Los Angeles, California  90064
(Address of principal executive            (Address of principal executive
offices, including zip code)               offices, including zip code)

310-575-3900                               310-575-3900
(Registrant's telephone number,            (Registrant's telephone number,
including area code)                       including area code)

                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                 On January 4, 1996, Starwood Lodging Trust and Starwood Lodging Corporation announced jointly that they completed a transaction to acquire the Grand Hotel in Washington, D.C.

                 A copy of the press release is filed as an exhibit to this Form 8-K.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Consummation of this acquisition reflects a significant, cumulative, aggregate impact of individually acquired insignificant assets since the Registrants' most recently filed financial statements. Accordingly, historical financial statements to be provided in this Form 8-K will be filed under cover of Form 8-K/A not later than 60 days after this Form 8-K must be filed.

         (b) PRO FORMA FINANCIAL INFORMATION. Consummation of this acquisition reflects a significant, cumulative, aggregate impact of individually acquired insignificant assets since the Registrants' most recently filed financial statements. Accordingly, pro forma financial information to be provided in this Form 8-K will be filed under cover of Form 8-K/A not later than 60 days after this Form 8-K must be filed.

         Exhibits.

         99.1    Form of press release dated January 5, 1996.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

HOTEL INVESTORS TRUST                         HOTEL INVESTORS CORPORATION



By:  /s/ RONALD C. BROWN                      By:  /s/ KENNETH J. BIEHL
----------------------------                  ----------------------------
         Ronald C. Brown                               Kenneth J. Biehl
         Vice President and                            Vice President and
         Chief Financial Officer                       Principal Financial and
                                                       Accounting Officer



Date:    January 18, 1996





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                                 EXHIBIT INDEX





      Exhibit                                                               Sequentially
       Number                  Description of Exhibit                       Numbered Page
      -------                  ----------------------                       -------------
        99.1               Form of press release dated
                           January 5, 1996





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